Sales Rep:	Terri Hintz
Insertion Order Date:	9/29/2009
Advertiser:	AED Corp 2009
Agency:	Alternative Energy Development Corporation
Campaign Dates:	10/1/2009 - 2/28/2010
Total Campaign Value:	$199,999.75
Send Invoices To:	Alternative Energy Development Corporation
Name:	Amy Gloyd / Jerry Alvarez
Address:	17505 N. 79th Avenue
Address:	Ste. 309
City, State, Zip	Glendale, AZ 85308

Campaign Contact:	Amy Gloyd
Phone:	623.334.0455(office)
Fax:	
Email:	agloyd@aedcorp.com
Traffic Contact:	Kelly Garlovich
Phone:	312.491.4648
Email:	kgarlovich@harpo.com
Billing Contact:	Brook Stenagaard
Phone:	312.633.2141
Fax:	312.896.5182
Email:	bstenagaard@harpo.com

3rd Party Server:	
3rd Party Login:	
Password:	

Start Date	End Date	Placement	Unit Size	Impressions	CPM	Total
TBD	12/31/2009	Custom Co-Branded Microsite	includes 300x250	n/a	n/a	
TBD	12/31/2009		120x60 newsletter tile	1,000,000	fixed	
TBD	12/31/2009		140x142 traffic driver	2,000,000	fixed	
TBD	12/31/2009	Sweepstakes Prizing and Fulfillment	n/a	n/a	n/a	$ 50,000
9/28/2009	12/31/2009	Upgrade Your Life Editorial Sponsorship	300x250	400,000	$25.00	$10,000
9/28/2009	12/31/2009		728x90	400,000	$25.00	$10,000
9/28/2009	12/31/2009		logo	400,000	$0.00	$0
9/28/2009	12/31/2009		728x90 btf	240,000	$0.00	$0
9/28/2009	12/31/2009		140x142 traffic driver	3,000,000	$0.00	$0
9/28/2009	12/31/2009	Topic Page - Environment	300x250	Fixed	Flat Rate	$5,000
9/28/2009	12/31/2009	Topic Page - Environment	728x90			
TBD	12/31/2009	Green Your Home - Interactive tool with integration	Custom	Fixed	Flat Rate	$5,000
9/28/2009	12/31/2009	High SOV Wrapper	300x250	400,000	$21.00	$8,400
9/28/2009	12/31/2009	High SOV Wrapper	728x90	400,000	$21.00	$8,400
9/28/2009	12/31/2009	High SOV Wrapper	logo	400,000	$0.00	$0
9/28/2009	12/31/2009	High SOV Wrapper	728x90 btf	280,000	$0.00	$0
9/28/2009	12/31/2009	World Channel	300x250	500,000	$21.00	$10,500
9/28/2009	12/31/2009	World Channel	728x90	500,000	$18.00	$9,000
9/28/2009	12/31/2009	Keyword Targeting (Family, Environment, World, and relevant Message Boards)	300x250	550,000	$21.00	$11,550
9/28/2009	12/31/2009	Keyword Targeting (Family, Environment, World, and relevant Message Boards)	728x90	550,000	$18.00	$9,900
9/28/2009	12/31/2009	Money Channel	300x250	1,000,000	$21.00	$21,000
9/28/2009	12/31/2009	Money Channel	728x90	1,000,000	$18.00	$18,000
9/28/2009	12/31/2009	ROS	300x250	1,010,750	$13.00	$13,140
9/28/2009	12/31/2009	ROS	728x90	1,011,000	$10.00	$10,110
9/28/2009	12/31/2009	Added Value: Fixed Placement on Cash For Clunkers article	300x250	TBD	$0.00	$0
9/28/2009	12/31/2009	Added Value: Fixed Placement on Cash For Clunkers article	728x90	TBD	$0.00	$0
9/28/2009	12/31/2009	ROS AV	728x90	800,000	$0.00	$0
9/28/2009	12/31/2009	Oprah Alert/Mission Calendar	160x600	2,800,000	$0.00	$0
			Campaign Totals	18,641,750		$200,000

Notes:
1. Standard IAB terms and conditions apply unless otherwise noted below
2. Ad placements should adhere to the specs found here:
http://static.oprah.com/adsales/adunits.html
3. Please note, Oprah.com does not guarantee inventory or rates until an Insertion Order is received and signed/approved by an Oprah.com representative.
4. In the event that the creative deadline is missed, Oprah.com reserves the right to re-evaluate the media plan based on inventory availability and request adjustments to the placements and/or the flight dates in order to assist in delivery. Oprah.com will do its best to accommodate the advertiser and their needs but if under-delivery is unavoidable due
5. CPM's do not include any rich media serving fee's - Oprah.com will not be responsible for these fee's.
6. Fixed placement to run on: http://www.oprah.com/article/world/environment/20090610-partner-treehugger-cash-clunkers
7. $50,000 Prepayment required. Custom production is non-cancellable.

[signature] signature 9/30/09 date x client

[signature] signature 10/1/09 date x publisher